USAA Auto Owner Trust 2005-3
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                                                               3
                                                                                                          12/1/2005
Collection Period # End Date                                                                             12/31/2005
Distribution Date                                                                                         1/17/2006
Acceleration Event (1=yes; 0=no)?                                                                               -
I.    Available Amount in the Collection Account
      A.  Credits
          1.  Payments from Obligors Applied to Collection Period
              a.  Principal Payments                                                              $   38,131,447.78
              b.  Interest Payments                                                               $    6,394,901.25
                                                                                                --------------------
              c.  Total (a+b)                                                                     $   44,526,349.03
          2.  Repurchase Amount From Repurchased Receivable
              a.  Principal Payments                                                              $             -
              b.  Interest Payments                                                               $             -
                                                                                                --------------------
              c.  Total (a+b)                                                                     $             -
          3.  Recovery of Defaulted Receivable
              a.  Principal Recovery Amount                                                       $       26,874.14
              b.  Principal Balance of Defaulted Receivable                                       $      249,343.69
                                                                                                --------------------
              c.  Net Principal loss (Realized Loss)                                              $      222,469.55
          4
              a.  Interest Advance by Servicer                                                    $       35,749.23
              b.  Reimbursement of Interest Advance by Servicer                                   $       35,749.23
          5.  Investment Earnings on Collection Account (as of month end)                         $      139,689.50
          6.  Overpayment from Obligors                                                           $             -
          7.  Net Adjustments
              a.  to Interest Collections                                                         $             -
              b.  to Principal Collections                                                        $             -
          8.  Total Credits (sum 1 through 7)                                                     $   44,728,661.90
      B.  Debits
          1.  Overpayment from Obligors                                                           $             -
          2.  Reimbursement of Interest Advance by Servicer                                       $       35,749.23
          3.  Total Debits                                                                        $       35,749.23
      C. Total Collections (A-B)                                                                  $    44,692,912.67
          1.  Available Interest Collections                                                      $    6,561,464.89
          2.  Available Principal Collections                                                     $   38,131,447.78

II.   Receivable Pool & Securities Balance
      A.  Original Principal Pool Balance                                                         $1,497,476,933.34
      B.  Principal Pool Balance as of the Beginning of the Collection Period                     $1,421,304,438.73
      C.  Principal Pool Balance as of the End of the Collection Period                           $1,382,923,647.26
      D.  Aggregate Securities Balance as of the Beginning of the Collection Period               $1,421,304,438.73
      E.  Aggregate Securities Balance as of the End of the Collection Period                     $1,382,923,647.26
      F.  Aggregate Notes Balance as of the Beginning of the Collection Period                    $1,365,148,505.73
      G.  Aggregate Notes Balance as of the End of the Collection Period                          $1,326,767,714.26
III.  Class A and Class B Principal Balances For the Collection Period
      A.  Principal Balance
          1.  Class A-1 Beginning Balance                                                         $  251,827,505.73
          2.  Class A-1 Ending Balance                                                            $  213,446,714.26
          3.  Class A-2 Beginning Balance                                                         $  346,000,000.00
          4.  Class A-2 Ending Balance                                                            $  346,000,000.00
          5.  Class A-3 Beginning Balance                                                         $  477,000,000.00
          6.  Class A-3 Ending Balance                                                            $  477,000,000.00
          7.  Class A-4 Beginning Balance                                                         $  290,321,000.00
          8.  Class A-4 Ending Balance                                                            $  290,321,000.00
          9.  Class B Beginning Balance                                                           $   56,155,933.00
          10. Class B Ending Balance                                                              $   56,155,933.00
IV.   Reserve Account Balance For the Collection Period
      A.  Initial Reserve Account Deposit                                                         $   11,231,077.00
      B.  Beginning Reserve Account Balance                                                       $   14,819,923.34
      C.  Interest on Reserve Account Balance                                                     $       46,348.52
      D.  Reserve Account Excess Amount
      E.  Maximum Reserve Amount Available for Draw                                               $   14,866,271.86
      F. Ending Reserve Account Balance                                                           $   15,396,595.86
V.    Yield Supplement Account for the Collection Period
      A. Initial Yield Supplement Amount                                                          $    7,373,451.42
      B. Required Yield Supplement Amount as of the End of the Prior Collection Period            $    6,929,368.07
      C. Required Yield Supplement Amount as of the End of the Related Collection Period          $    6,712,730.52
      D. Investment Income on Yield Supplement Amount                                             $       23,819.88
      E. Withdrawals from Yield Supplement Account (for Deposit into the Collection Account)      $      240,457.43
      F.Ending Yield Supplement Amount                                                            $    6,712,730.52
VI.   Summary of Cash Disbursements
      A. Available Collections                                                                    $   44,692,912.67
      B. Total Required Payment                                                                   $    6,022,254.63
      C. Withdrawals from Reserve Account (Total Required Payment minus Available Funds)          $             -
      D. Funds Released From Reserve Account (to Seller)                                          $             -
      E.  Yield Supplement Account Draw Amount                                                    $      240,457.43
                                                                                                --------------------
      F. Available Funds                                                                          $   44,933,370.10
      G. Reimbursement of Servicer Advances on Defaulted Loans                                    $             -
      H. Payment of Servicing Fee                                                                 $      592,210.18
      I. Interest paid to Class A Notes
          1.  Class A-1 Notes                                                                     $      962,610.64
          2.  Class A-2 Notes                                                                     $    1,303,266.67
          3.  Class A-3 Notes                                                                     $    1,808,625.00
          4.  Class A-4 Notes                                                                     $    1,120,155.19
                                                                                                --------------------
          5.  Total                                                                               $    5,194,657.50
      J.  Priority Note Principal Payment Amount                                                  $             -
      K.  Interest paid to Class B Certificates                                                   $      235,386.95
      L.  Principal paid to Class A Notes Including Priority Note Principle Amounts
          1.  Class A-1 Notes                                                                     $   38,380,791.47
          2. Class A-2 Notes                                                                      $             -
          3. Class A-3 Notes                                                                      $             -
          4. Class A-4 Notes                                                                      $             -
                                                                                                --------------------
          5. Total                                                                                $   38,380,791.47
      M.  Principal paid to Class B Certificates                                                  $             -
      N.  Remaining Available Funds                                                               $      530,324.00
      O.  Deposit from Remaining Available Collection to fund Reserve Account                     $      530,324.00
      P.  Remaining Available Funds Released to Seller                                            $             -
VII. Scheduled Monthly Interest Distribution
      A. Available Collections                                                                    $   44,692,912.67
      B. Reimbursement of Advance
          1.  Prior Advance Outstanding on Defaulted Loans                                        $             -
          2.  Reimbursement of Prior Advance Outstanding on Defaulted Loans from Available
Funds                                                                                             $             -
          3.  Remaining Prior Advance Outstanding  on Defaulted loans                             $             -

USAA Auto Owner Trust 2005-3
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                                                               3
                                                                                                          12/1/2005
Collection Period # End Date                                                                             12/31/2005
Distribution Date                                                                                         1/17/2006
          4.  Reimbursement of Prior Advance Outstanding on Defaulted loans from Reserve
              Account                                                                             $             -
          5.  Remaining Advance Outstanding  on Defaulted Loans                                   $             -

      C.  Total Reimbursement of Advance paid                                                     $             -

      D.  Remaining Available Collections                                                         $   44,692,912.67
      E.  Servicing Fee
          1.  Current Servicing Fee Accrued                                                       $      592,210.18
          2.  Unpaid Servicing Fees From Prior Collection Periods                                 $             -
          3.  Total Servicing Fee Due                                                             $      592,210.18
          4.  Payment of Servicing Fee from Available Funds                                       $      592,210.18
          5.  Payment of Servicing Fee from Reserve Account                                       $             -
          6.  This period unpaid Servicing Fee                                                    $             -
      F. Total Servicing Fee paid                                                                 $      592,210.18

      G. Remaining Available Collections                                                          $   44,100,702.49

      H. Class A Interest Distribution Amount
          1.  Class A-1 Coupon Rate                                                                         4.17000%
              a.  Class A-1 Accrual Days                                                                         33
          2.  Class A-1 Monthly Interest                                                          $      962,610.64
          3.  Class A-1 Interest Carryover Shortfall                                              $             -
          4.  Class A-1 Interest on Interest Carryover Shortfall                                  $             -
          5.  Class A-1 Interest Distributable Amount                                             $      962,610.64
          6.  Payment of Class A-1 Interest Distributable Amount from Available Funds             $      962,610.64
          7.  Payment of Class A-1 Interest Distributable Amount from Reserve Account             $             -
          8.  This period Class A-1 Interest Carryover Shortfall                                  $             -

          1. Class A-2 Coupon Rate                                                                             4.52%
              a. Class A-2 Accrual Days                                                                          30
          2.  Class A-2 Monthly Interest                                                          $    1,303,266.67
          3.  Class A-2 Interest Carryover Shortfall                                              $             -
          4.  Class A-2 Interest on Interest Carryover Shortfall                                  $             -
          5. Class A-2 Interest Distributable Amount                                              $    1,303,266.67
          6.  Payment of Class A-2 Interest Distributable Amount from Available Funds             $    1,303,266.67
          7.  Payment of Class A-2 Interest Distributable Amount from Reserve Account             $             -
          8.  This period Class A-2 Interest Carryover Shortfall                                  $             -

          1. Class A-3 Coupon Rate                                                                            4.55%
              a.  Class A-3 Accrual Days                                                                        30
          2.  Class A-3 Monthly Interest                                                          $    1,808,625.00
          3.  Class A-3 Interest Carryover Shortfall                                              $             -
          4.  Class A-3 Interest on Interest Carryover Shortfall                                  $             -
          5.  Class A-3 Interest Distributable Amount                                             $    1,808,625.00
          6.  Payment of Class A-3 Interest Distributable Amount from Available Funds             $    1,808,625.00
          7.  Payment of Class A-3 Interest Distributable Amount from Reserve Account             $             -
          8.  This period Class A-3 Interest Carryover Shortfall                                  $             -

          1. Class A-4 Coupon Rate                                                                             4.63%
              a.  Class A-4 Accrual Days                                                                         30
          2.  Class A-4 Monthly Interest                                                          $    1,120,155.19
          3.  Class A-4 Interest Carryover Shortfall                                              $             -
          4.  Class A-4 Interest on Interest Carryover Shortfall                                  $             -
          5.  Class A-4 Interest Distributable Amount                                             $    1,120,155.19
          6.  Payment of Class A-4 Interest Distributable Amount from Available Funds             $    1,120,155.19
          7.  Payment of Class A-4 Interest Distributable Amount from Reserve Account             $             -
          8.  This period Class A-4 Interest Carryover Shortfall                                  $             -

          1.  Total Class A Interest Distributable Amount                                         $    5,194,657.50

          1.  Payment of Class A Interest Distributable Amount from Available Funds               $    5,194,657.50
          2.  Payment of Class A Interest Distributable Amount from Reserve Account               $             -
          3.  This period Class A Interest Carryover Shortfall                                    $             -

      I.  Total Interest paid to Class A Notes                                                    $    5,194,657.50

      J.  Remaining Available Collections                                                         $   38,906,044.99

      K. Priority Note Principal Amount
          1.  Principal Pool Balance as of the End of the Collection Period                       $1,382,923,647.26
          2.  Aggregate Note Balances as of the Beginning of the Collection Period                $1,365,148,505.73
          3.  Priority Note Principal Payment Amount Payable                                      $             -
          4.  Priority Note Principal Payment Amount From Available Funds                         $             -
          5.  Payment of Priority Note Principal Payment Amount From Reserve Account              $             -
          6.  Aggregate Priority Note Principal Payment Amount                                    $             -

      L.  Remaining Available Collections                                                         $   38,906,044.99

      M.  Class B Interest Distribution Amount
          1. Class B Coupon Rate                                                                               5.03%
              a.  Class B Accrual Days                                                                           30
          2.  Class B Monthly Interest                                                            $      235,386.95
          3.  Class B Interest Carryover Shortfall                                                $             -
          4.  Class B Interest on Interest Carryover Shortfall                                    $             -
          5.  Class B Interest Distributable Amount                                               $      235,386.95
          6.  Payment of Class B Interest Distributable Amount from Available Funds               $      235,386.95
          7.  Payment of Class B Interest Distributable Amount from Reserve Account               $             -
          8.  This period Class B Interest Carryover Shortfall                                    $             -

      N.  Total Interest paid to Class B Certificates                                             $      235,386.95

      O.  Remaining Available Collections                                                         $   38,670,658.04
VIII. Scheduled Monthly Principal Distributions
      A.  Remaining Available Collections                                                         $   38,670,658.04

      B.  Class A Principal Distribution Amount
          1.  Beginning Class A-1 Principal Balance                                               $  251,827,505.73
          2.  Class A-1 Monthly Principal                                                         $   38,380,791.47
          3.  Class A-1 Principal Distribution Amount                                             $   38,380,791.47

USAA Auto Owner Trust 2005-3
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                                                               3
                                                                                                          12/1/2005
Collection Period # End Date                                                                             12/31/2005
Distribution Date                                                                                         1/17/2006
          4.  Payment of Class A-1 Principal Distribution Amount from Priority Note Principal
              Payment Account                                                                     $             -
          5.  Payment of Class A-1 Principal Distribution Amount from Available Funds             $   38,380,791.47
          6.  Payment of Class A-1 Principal Distribution Amount from Reserve Account             $             -
          7.  Ending Class A-1 Principal Balance                                                  $  213,446,714.26
          Total Principal paid to Class A-1 Notes                                                 $   38,380,791.47

          1. Beginning Class A-2 Principal Balance                                                $  346,000,000.00
          2. Class A-2 Monthly Principal                                                          $             -
          3. Class A-2 Principal Distribution Amount                                              $             -
          4. Payment of Class A-2 Principal Distribution Amount from Priority Note
             Principal Payment Account                                                            $             -
          5. Payment of Class A-2 Principal Distribution Amount from Available Funds              $             -
          6. Payment of Class A-2 Principal Distribution Amount from Reserve Account              $             -
          7. Ending Class A-2 Principal Balance                                                   $  346,000,000.00
          Total Principal paid to Class A-2 Notes                                                 $             -

          1.  Beginning Class A-3 Principal Balance                                               $  477,000,000.00
          2.  Class A-3 Monthly Principal                                                         $             -
          3.  Class A-3 Principal Distribution Amount                                             $             -
          4.  Payment of Class A-3 Principal Distribution Amount from Priority Note
              Principal Payment Account                                                           $             -
          5.  Payment of Class A-3 Principal Distribution Amount from Available Funds             $             -
          6.  Payment of Class A-3 Principal Distribution Amount from Reserve Account             $             -
          7.  Ending Class A-3 Principal Balance                                                  $  477,000,000.00
          Total Principal paid to Class A-3 Notes                                                 $             -

          1.  Beginning Class A-4 Principal Balance                                               $  290,321,000.00
          2.  Class A-4 Monthly Principal                                                         $             -
          3.  Class A-4 Principal Distribution Amount                                             $             -
          4.  Payment of Class A-4 Principal Distribution Amount from Priority Note
              Principal Payment Account                                                           $             -
          5.  Payment of Class A-4 Principal Distribution Amount from Available Funds             $             -
          6.  Payment of Class A-4 Principal Distribution Amount from Reserve Account             $             -
          7.  Ending Class A-4 Principal Balance                                                  $  290,321,000.00
          Total Principal paid to Class A-4 Notes                                                 $             -

          1.  Total Class A Principal Distribution Amount                                         $   38,380,791.47
          2.  Payment of Class A Principal Distribution Amount from Available Funds               $   38,380,791.47
          3.  Payment of Class A Principal Distribution Amount from Priority Principal
              Payment Account                                                                     $             -
          4.  Payment of Class A Principal Distribution Amount from Reserve Account               $             -

      C.  Total Principal paid to Class A Noteholders                                             $   38,380,791.47

      D.  Remaining Available Collections                                                         $      289,866.57

      E.  Class B Principal Distribution Amount
          1.  Beginning Class B Principal Balance                                                 $   56,155,933.00
          2.  Class B Monthly Principal                                                           $             -
          3.  Total Class B Principal Distribution Amount                                         $             -
          4.  Payment of Class B Principal Distribution Amount from Available Collections         $             -
          5.  Payment of Class B Principal Distribution Amount from Reserve Account               $             -
          6.  Ending Class B Principal Balance                                                    $   56,155,933.00
          Total Principal paid to Class B Notes                                                   $             -

      F.  Total Principal paid to Class B Certificates                                            $             -

      G.  Remaining Available Collections                                                         $      289,866.57

IX.   Required Reserve Account Amount for Next Distribution Date
      A.  Reserve Account Required Amount.
          1.  Floor Amount = 0.50% of Initial Pool Balance                                        $    7,487,384.67
          2.  Target Amount = 1.15% of Current (Ending) Pool Balance                              $   15,903,621.94
          3.  Required Reserve Account Amount =min((Max: 1. or 2.), Class A + Class B)            $   15,903,621.94
          4.  Required Reserve Deposit Amount                                                     $    1,037,350.08
          5.  Withdrawal of funds in Reserve Account in Excess of Required Reserve Account
              Balance                                                                             $             -

      B.  Remaining Available Collections                                                         $      289,866.57

      C.  Reserve Account Activity
          1.  Beginning Reserve Account Balance                                                   $   14,866,271.86
          2.  Withdrawal from Reserve Account to reimburse Servicer Advance on Defaulted loans    $             -
          3.  Withdrawal from Reserve Account to pay Servicing Fee                                $             -
          4.  Withdrawal from Reserve Account to pay Class A Interest                             $             -
              a.  Class A-1                                                                       $             -
              b.  Class A-2                                                                       $             -
              c.  Class A-3                                                                       $             -
              d.  Class A-4                                                                       $             -
              e.  Total                                                                           $             -
          5.  Withdrawal from Reserve Account to pay Priority Note Principal                      $             -
          6.  Withdrawal from Reserve Account to pay Class B Interest                             $             -
          7.  Withdrawal from Reserve Account to pay Class A Principal                            $             -
              a.  Class A-1                                                                       $             -
              b.  Class A-2                                                                       $             -
              c.  Class A-3                                                                       $             -
              d.  Class A-4                                                                       $             -
              e.  Total                                                                           $             -
          8.  Withdrawal from Reserve Account to pay Class B Principal                            $             -
          9.  Deposit from Remaining Available Funds to fund Reserve Account (up to Required
              Amount)                                                                             $      530,324.00
          10. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account
              Balance                                                                             $             -
          11. Ending Reserve Account Balance                                                      $   15,396,595.86


X.    Delinquency and Default Information
      A.  Receivables Delinquency Information
          Delinquency                                                                                             $
                                                                                                --------------------
          31-60 days                                                                              $    1,857,556.09
          61-90 days                                                                              $      495,744.55
          91-120 days                                                                             $      125,926.82
                                                                                                --------------------
          Total                                                                                   $    2,479,227.46

USAA Auto Owner Trust 2005-3
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                                                               3
                                                                                                          12/1/2005
Collection Period # End Date                                                                             12/31/2005
Distribution Date                                                                                         1/17/2006

          Delinquency                                                                                         Units
                                                                                                --------------------
          31-60 days                                                                                            107
          61-90 days                                                                                             28
          91-120 days                                                                                             8
                                                                                                --------------------
          Total                                                                                                 143

          Outstanding Principal Balance for Delinquency >=90 days                                 $      125,926.82
          Pool Principal Ending Balance for Collection Period                                     $1,382,923,647.26
          Delinquency Percentage >=90 days                                                                    0.01%

      B.  Receivables Default Information
          Principal Recoveries of Defaulted Receivable                                            $       26,874.14
          Principal Balance of Defaulted Receivable                                               $      249,343.69
          Average Pool Balance for Collection Period                                              $1,402,114,043.00
          Net Loss Ratio (period)                                                                             0.02%
          Net Loss Ratio (cumulative)                                                                         0.03%

              Weighted Average Coupon                                                                         5.43%

              Weighted Average Remaining Maturity                                                             58.01

              $836,469,000 Auto Owner Trust 2005-2, Class A
              $26,760,233 Auto Owner Trust 2005-2, Class B
              MONTHLY SERVICER REPORT

XI.   (Reserved)

XII.  (Reserved)

On January 17, 2006, interest and principal paid on the underlying assets for the month of December 2005 were paid to you by the paying agent on behalf of JPMorgan Chase Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to
Section 4.9 of the Sale and Servicing Agreement, dated as of June 1, 2005. This payment per dollar current outstandings of your holdings is allocated as follows:

XIII. Interest and Principal Paid for Current Month
      A.  Class A-1 Principal Payment                                                             $   38,380,791.47
          1. Principal Factor                                                                           0.152409052
          2. Class A-1 Outstanding Principal Balance                                              $  213,446,714.26
      B.  Class A-2 Principal                                                                     $             -
          1.  Principal Factor                                                                                   0
          2.  Class A-2 Outstanding Principal Balance                                             $  346,000,000.00
      C.  Class A-3 Principal                                                                     $             -
          1.  Principal Factor                                                                                   0
          2.  Class A-3 Outstanding Principal Balance                                             $  477,000,000.00
      D.  Class A-4 Principal                                                                     $             -
          1.  Principal Factor                                                                                    0
          2.  Class A-4 Outstanding Principal Balance                                             $  290,321,000.00

      E.  Class A-1 Interest                                                                      $      962,610.64
          1.  Interest Factor                                                                             0.0038225
      F.  Class A-2 Interest                                                                      $    1,303,266.67
          1.  Interest Factor                                                                           0.003766667
      G.  Class A-3 Interest                                                                      $    1,808,625.00
          1.  Interest Factor                                                                           0.003791667
      H.  Class A-4 Interest                                                                      $    1,120,155.19
          1.  Interest Factor                                                                           0.003858333

      I.  Class B Principal                                                                       $             -
          1.  Principal Factor                                                                                   0
          2.  Class B Outstanding Principal Balance                                               $   56,155,933.00

      J.  Class B Interest                                                                        $      235,386.95
          1.  Interest Factor                                                                           0.004191667

      K.  Fees and Compensation paid to Servicer                                                  $      592,210.18
      L.  Interest Advance Amount                                                                 $       35,749.23
      M.  Aggregate Unreimbursed Advances
          This Month                                                                              $             -
          Previous Month                                                                          $             -
                                                                                                -------------------
          Change From Previous Month                                                              $             -

      N.  Pool Balance after this payment                                                         $1,382,923,647.26
      O.  Pool Factor after this payment                                                                 0.92350247

      P.  Reserve Account Activity
          1.  Beginning Reserve Account Balance                                                   $   14,866,271.86
          2.  Withdrawal from Reserve Account to reimburse Servicer Advance on
              Defaulted loans                                                                     $             -
          3.  Withdrawal from Reserve Account to pay Servicing Fee                                $             -
          4.  Withdrawal from Reserve Account to pay Class A Interest                             $             -
              a. Class A-1                                                                        $             -
              b. Class A-2                                                                        $             -
              c. Class A-3                                                                        $             -
              d. Class A-4                                                                        $             -
              e. Total                                                                            $             -
          5.  Withdrawal from Reserve Account to pay Priority Note Principal Payments             $             -
          6.  Withdrawal from Reserve Account to pay Class B Interest                             $             -
          7.  Withdrawal from Reserve Account to pay Class A Principal                            $             -
              a. Class A-1                                                                        $             -
              b. Class A-2                                                                        $             -
              c. Class A-3                                                                        $             -
              d. Class A-4                                                                        $             -
              e. Total                                                                            $             -
          8.  Withdrawal from Reserve Account to pay Class B Principal                            $             -
          9.  Deposit from Remaining Available Funds to fund Reserve Account                      $      530,324.00
          10. Withdrawal of funds in Reserve Account in Excess of Required Reserve Balance        $             -
          11. Ending Reserve Account Balance                                                      $   15,396,595.86

USAA Auto Owner Trust 2005-3
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                                                               3
                                                                                                          12/1/2005
Collection Period # End Date                                                                             12/31/2005
Distribution Date                                                                                         1/17/2006
          12. Percent of Pool Balance                                                                          1.08%
          13. Required Reserve Amount                                                             $   15,903,621.94

      Q.  Aggregate Principal Balance Designated as Defaulted Receivable in
          current collection Period                                                               $      249,343.69
          1.  Aggregate Gross Realized Losses                                                     $      249,343.69
          2.  Aggregate Net Realized Losses                                                       $      222,469.55

      R.  Aggregate Repurchase Amount of Receivables                                              $             -

      S.  Aggregate Collections                                                                   $   44,692,912.67
